UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2019

Rich Uncles Real Estate Investment Trust I
(Exact name of registrant as specified in its charter)

California	000-55623	37-6511147

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3090 Bristol Street, Suite 550
Costa Mesa, California		92626

(Address of principal executive offices)		(Zip Code)

Not Applicable
(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: (855) 742-4862

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
As of September 30, 2019, there were 8,344,729 shares of common stock outstanding
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Quarterly Distributions Declared

On October 14, 2019, the board of trust managers (the “ Board”) of Rich Uncles Real Estate Investment Trust I (the “Company”) declared distributions based on daily record dates for the period July 1, 2019 through September 30, 2019 at a rate of $.00203804 per share per day on the outstanding shares of the Company’s common stock, which the Company will pay on October 25, 2019. The daily distribution rate of $.00203804 per share of common stock per day reflects an annualized distribution of $0.75 per share, which remains unchanged from prior distributions.

As previously announced on April 23, 2019, the Company’s Distribution Reinvestment Plan (the “DRIP”) was suspended in connection with the Company’s analysis of strategic alternatives which was announced in January 2019. The strategic alternatives process resulted in the Company entering into a merger agreement with RW Holdings NNN REIT, Inc. (“NNN REIT”) which was announced on September 19, 2019. Therefore, all distributions will be paid in cash. The suspension of the DRIP will remain in place until the Board determines an appropriate time, if any, to reopen the DRIP.

The Company has scheduled a special meeting of its shareholders to be held on December 17, 2017 to consider approval of the proposed merger with NNN REIT. The Company currently intends to start sending its shareholders a joint proxy statement and prospectus, which will provide details of the proposed merger and voting instructions for the special meeting, on or about October 22, 2019.

The amount of any future distributions, and the declaration and payment thereof, and whether or not to reinstate the DRIP will be determined by the Board based on the results of the special meeting, the Company’s financial condition and such other factors as the Board deems relevant. The Company’s operating performance and the timing and amount of future distributions is subject to risks and uncertainties as described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act, Section 21E of the Exchange Act and other applicable law. Such statements include, in particular, statements about future distributions, reinstatement of the DRIP, and about the Company’s proposed merger with NNN REIT and the related timing, which could differ materially in the future. Therefore, such statements are not guarantees of future results and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control, are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “can,” “will,” “would,” “could,” “should,” “plan,” “potential,” “project,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words.
Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and in the Company’s other filings with the SEC. We caution readers not to place undue reliance on forward-looking statements, which reflect management’s view only as of the date of this Current Report on Form 8-K is filed with the Securities and Exchange Commission. The Company makes no representation or warranty, express or implied, about the accuracy of any such forward-looking statements contained hereunder. Except as otherwise required by federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICH UNCLES REAL ESTATE INVESTMENT TRUST I

By:	/s/ RAYMOND J. PACINI
Raymond J. Pacini
Chief Financial Officer

Date: October 17, 2019